Exhibit 10.50


                             TRADEMARK LICENSE AGREEMENT
                             ---------------------------

              THIS TRADEMARK LICENSE AGREEMENT ("Agreement") is made and entered into this April ___, 1986, by and between SIMMONS U.S.A. CORPORATION, a Delaware corporation having its principal offices at 6 Executive Park Drive, Atlanta, Georgia 30329;


             (hereinafter the "Licensor"), and LOUISVILLE BEDDING
          CO. a Kentucky corporation, having its principal offices at 10400 Bunsen Way, Louisville, Kentucky 40299 ("Licensee").

              RECITALS:
              --------

              A. Licensor has the sole and exclusive right to the use of the marks BEAUTYREST and HIDE-A-BED hereinafter designated as the "Trademarks," on, respectively, 1) Mattress Pads, Mattress Covers, Pillows, Quilted Pillow Shams, Pillow Protectors, and
          Bed Ruffles, and 2) Mattress Pads, hereinafter designated as the "Products," in the United States, hereinafter designated as the "Territory", and the right to grant licenses to others for the use of the said "Trademarks".

              B. Licensee wishes to manufacture, market, distribute and sell under the Trademarks the Products in the Territory.

              C. Licensor is willing to grant Licensee a license to manufacture, market, distribute and sell the Products under the Trademarks within the United States under the terms and conditions of this Agreement.

              AGREEMENT:
              ---------

              NOW, THEREFORE, The parties hereby agree as follows:

              1.   Grant of License; Extent of License.
                   -----------------------------------

                    (a) Grant of License. Pursuant to the terms of this
                        ----------------
          Agreement, Licensee is hereby granted an exclusive license (the "License"), without the right to sublicense, for the use of the Trademarks on the Products manufactured, sold or distributed by Licensee in the Territory. Licensee shall not use the Trademarks in connection with any item other than the Products. Licensee will limit its sales of Products to the Territory and agrees not to sell the Products to anyone it believes is purchasing the Products for export outside thereof. Notwithstanding anything in the foregoing to the contrary, Licensee shall be entitled to subcontract others to manufacture the Products to be sold by Licensee under the Trademarks.

             (b) Extent of License. Licensor shall not, nor shall it license
                 -----------------
     another to, manufacture, market, distribute or sell any of the Products under the Trademarks within the Territory during the Term. Licensor, however, retains the right to manufacture, distribute and sell, or license others to manufacture, distribute and sell, 1) items other than the Products under the Trademarks within or without the Territory or 2) the Products under the Trademarks outside of the Territory.

        2.   Term and Renewal.
             ----------------

             (a) Term. The term of the Agreement shall commence on the date
                 ----
     hereof and expire on December 31, 1989, unless sooner terminated as provided in paragraphs 6 and 9 of this Agreement (the "Term").

             (b) Renewal of Term. Provided that Licensee's sales of Products
                 ---------------
     have been sufficient to generate the minimum royalties provided in paragraph 7(d) during 1988 and 1989, Licensee may renew, at its option, the License for an additional term of 3 years (the "Renewal Term"), by giving Licensor notice of Licensee's election to renew the License not fewer than six months nor more than twelve months prior to the end of the Term. The term "Term", when used in this Agreement, shall include the Renewal Term unless the context requires otherwise.

        3.   Maintenance of Product quality.
             ------------------------------

             (a) Standards. Licensee shall manufacture, distribute and sell the
                 ---------
     Products under the Trademarks in accordance with quality standards, specifications, directions and processes set forth by Licensee from time to time and acceptable to Licensor (the "Standards"). The Licensee shall not sell the Products to wholesalers, jobbers or to anyone it believes is purchasing the Products for transshipment to other retailers, and all sales will he made directly to retail outlets.

             (b) Inspection. Licensee shall permit duly authorized
                 -----------
     representatives of Licensor to have access to Licensee's facilities during normal business hours for the purpose of inspecting the Products in manufacture and completed Products to determine whether the Products are in accordance with the Standards.

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             (c) Samples. Licensee shall submit to Licensor, or to its duly
                 -------
     authorized representative, at Licensor's request, samples of each Product which Licensee intends to sell under the Trademarks. If Licensor determines that the sample fails to comply with the Standards, Licensor must promptly notify Licensee of the deficiency within 20 days of Licensor's receipt of such sample. If Licensor fails to disapprove within the 20-day period any sample submitted to it, such sample shall be deemed to be in compliance with the Standards.

              4. Use of Trademarks.
                 -----------------

             (a) Manner of Trademark Usage. Licensee agrees that the Trademarks
                 -------------------------
     shall be physically affixed or attached to the Products sold under the Trademarks, in such a manner so as to at all times preserve the validity of the Trademarks, and that License will not do any act that will in any way impair or affect the validity of the Trademarks. License agrees that it will not use any other name or trademark in association with the Trademarks, either on the Products, or in connection with the packaging in which the said Products will be sold, or in connection with any consumer advertising and publicity, which shall consist of the name of any person, firm or corporation. Licensee shall provide Licensor samples of all literature, packages, labels and labelings prepared by Licensee. If Licensor fails to object to any label, package or literature submitted to it within 20 days following receipt by it of such materials, Licensor shall be deemed to have approved such material for use by Licensee. This paragraph shall not apply to cooperative advertising which shall be made available to Licensor at its request.

             (b) Reference to Ownership. Licensee shall use on the Products such
                 ----------------------
     legends as Licensor shall require to indicate that the Products and use of the Trademarks is pursuant to license from Licensor. All Products, labels, hangtags, packaging, advertising and the like must bear appropriate notices such as the following unless otherwise agreed to by Licensor:

             i. BEAUTYREST is a registered trademark of Simmons U.S.A.
                Corporation.

             ii."Licensed Article" manufactured by Louisville Bedding Co. under exclusive license from Simmons U.S.A. Corporation, the trademark owner.

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         5. Advertising. All advertising by Licensee in any medium shall be
            -----------
     conducted in a dignified manner. Licensee shall have the authority to direct all advertising programs with discretion over the creative concepts, materials, and media used in such a program, subject to Licensor's review. Licensee shall use its best efforts to monitor such advertising by its customers and shall terminate sales of Products to any customers which persistently misuse the Trademarks.

         6. Infringement of Trademark; Registration of Licensee.
            ---------------------------------------------------

             (a) Infringement. (i) Licensee shall promptly notify Licensor of
                 ------------
     any infringement of the Trademarks, or any act of unfair competition by third parties relating to the Trademarks, whenever such infringement or act shall come to Licensee's attention. After receipt of such notice from Licensee, Licensor may, in Licensor's discretion, take such action to stop such infringement or act as Licensor may deem necessary to protect the Trademarks for use on Products within the Territory. In connection therewith, Licensee shall cooperate fully with Licensor to stop such infringement or act and, if so requested by Licensor, shall join with Licensor as a party to any action brought by Licensor for such purpose. Licensor shall have full control over any action taken, including without limitation, the right to select counsel, to settle on any terms it deems advisable in its discretion, to appeal any adverse decision rendered in any court, to discontinue any action taken by Licensor, and otherwise to make any decision in respect thereto as it in its discretion deems advisable. Licensor shall bear all expenses connected with the foregoing, except that if Licensee desires to retain its own counsel, it shall do so at its own expense. If, after deducting all expenses, including all of Licensor's reasonable counsel fees and other litigation expenses, there is a net recovery resulting from such an action, Licensee shall be entitled to damages specifically allocated to Licensee net of said expenses and fees or ten percent of said net recovery, whichever is greater.

             (ii) Licensee agrees that Licensor shall have the sole power to take or omit to take legal or other action, before any court or governmental authority or otherwise, with respect to infringement of or the protection of the Trademarks and that if Licensor shall determine, in its discretion, that it would not be in the best interests of Licensor's business, viewed as a whole, to take any such action, Licensor may determine to omit from taking such action. Further, Licensor reserves the right to settle any claim asserted against it or Licensee based upon Licensee's use of the Trademarks by agreeing to an injunction with respect to the use of the Trademarks in connection with one or more of the Products.

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             (iii) Prior to taking or omitting to take any action which shall affect in any manner Licensee's right to use the Trademarks under the terms of this Agreement, Licensor shall advise Licensee of Licensor's decision. If, in Licensee's reasonable judgment, its rights under this Agreement would be materially impaired as a result of Licensor's actions or omissions, Licensee shall have the option, for a period of 60 days following notice from Licensor, either to: (A) have the royalties due hereunder ratably and equitably reduced to such lower rates as the parties may agree to reflect any restriction on the scope of Licensee's rights hereunder as a result of Licensor's actions or failure so to act or to reflect dimunition in the value of the license granted hereby, taking into account, among other factors, the volume of the allegedly infringing merchandise, the costs and expenses which would likely be incurred in any effort to stop such infringement, and the likelihood of success of any such effort; or (B) terminate the License and collect from Licensor all of Licensee's out-of-pocket expenses reasonably incurred in connection with the termination of this License. If, within 90 days after notice by Licensee to Licensor of Licensee's election to have the royalties reduced, the parties have not reached agreement regarding such reduction, then the issue shall be submitted to arbitration in accordance with the provisions of paragraph 6(b) hereof.

              (b) Arbitration. Any disputes under paragraph 6(a) of this
                  -----------
     Agreement arising from the parties' failure to reach agreement regarding a reduction in the royalty rate to reflect any restriction on the scope of Licensee's rights under the Agreement as a result of Licensor's decision not to take action against a third party which is infringing the Trademarks may be determined in accordance with the rules then obtaining of the American Arbitration Association, by a single arbitrator if the parties shall agree upon one, or by one arbitrator appointed by each party and a third arbitrator designated by the other arbitrators. In case of any failure of a party to make an appointment of an arbitrator, or of the two arbitrators to agree upon a third arbitrator, in either such case within two (2) weeks after commencement of the arbitration, such appointment shall be made by the American Arbitration Association in New York City. Unless otherwise agreed by the parties hereto, all such arbitration proceedings shall be held in New York City. Each party agrees to comply with any award made in any such proceeding and to the entry of a judgment in any court having jurisdiction over arbitration proceedings upon any award rendered in such proceeding. The decision of the arbitrators shall be rendered within thirty (30) days after the final submissions of the parties. The allocation of expenses of the arbitration, including reasonable attorney's fees, shall

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     be determined by the arbitrator(s), or in the absence of such determination, each party shall pay its own expenses. This Paragraph 6(b) shall be strictly limited to matters as specified above regarding paragraph 6(a). No other disputes shall be subject to arbitration.

             (c) Registration of Licensee. If the law permits, Licensor shall
                 ------------------------
     register Licensee as a permitted or registered user of the Trademarks. If requested by Licensor or its duly authorized representative, Licensee shall undertake to join in such application under the conditions of this Agreement and execute any such documents, consistent with the terms hereof, as may be necessary to implement such application.

             (d) Registrations. Licensor shall promptly file for registration of
                 -------------
     the Trademarks to cover the Products within the Territory. Licensee agrees to cooperate with Licensor, at its request, in complying with the requirements for registering the Trademark in the Territory.

         7.   Royalty Payment; Records.
              ------------------------

             (a) Royalty. Licensee shall pay Licensor as a royalty for the
                 -------
     License four percent of the net selling price of the Products sold under the Trademarks within the Territory. "Net selling price" shall mean the invoice price less (i) quantity and cash discounts actually allowed thereon, (ii) refunds for returned items, (iii) sales and excise taxes and
     (iv) allowances for cooperative advertising directly relating to the Products. For purposes of this Agreement, the royalty shall accrue on the sale of the Products, and the Products shall be considered sold when billed by Licensee.

             (b) Payment of Royalty. Within 30 days after the close of each
                 ------------------
     calendar quarter within the Term, Licensee shall furnish Licensor with a royalty statement showing the total number of Products sold under the Trademarks during the immediately preceding calendar quarter, listing total royalties earned by Licensor and all deductions from the gross selling price of Products as listed in paragraph 7(a). At the time of furnishing such statement, Licensee agrees to remit to Licensor the royalties earned as shown by such statement. The first statement shall include all Products sold under the Trademarks within the Territory between the date hereof and the expiration of the first full calendar quarter thereafter.

             (c) Maintenance of Records. Licensee shall maintain and preserve,
                 ----------------------
     for at least three years after the royalty payments are made, complete records sufficient to determine royalty payments hereunder, in accordance with generally

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     accepted accounting principles applied on a consistent basis. Licensor shall be permitted access to such records at any time during normal business hours on 30 days prior written notice to Licensee unless
     Licensee objects. Upon such an objection, such access to such records shall be limited to an independent certified public account of Licensor's choice, the expense of which shall be shared by Licensor and Licensee equally. If an audit of Licensee's books by an independent certified public accountant shows an underpayment to Licensor of greater than three percent (3%), then in addition to the payment of the underpayment and interest, Licensee will also pay the entire cost incurred by Licensor in performing the audit.

             (d) Minimum Royalties. The Licensee shall pay the Licensor minimum
                 -----------------
     annual royalties during the Term of the Agreement for each contract period listed below. Such minimum royalties shall be paid within thirty (30) days of the end of each relevant calendar year or the expiration of the Agreement, whichever is applicable, reduced or extinguished by payments (if any) already made by the Licensee to the Licensor as a royalty on the sales of the Products pursuant to paragraph 7(a) above.

               Contract Period                      Minimum Royalty
               ---------------                      ---------------

     April    , 1986 - December 31, 1986                 - 0 -
           ---
     January 1, 1987 - December 31, 1987              $40,000.00
     January 1, 1988 - December 31, 1988              $80,000.00
     January 1, 1989 - December 31, 1989             $120,000.00

     The minimum royalties payable during any full calendar year during the Renewal Term shall be $150,000.00.

         8.  Indemnification.
             ---------------

             (a) By Licensee. Licensee shall indemnify Licensor against, and
                 -----------
     hold it harmless from, all claims, demands, actions, causes of action, proceedings, damages, losses, expenses (including legal expenses) and judgments of any kind or nature incurred by Licensor arising out of or resulting from the activities of Licensee under this Agreement, including any products liability claim.

             (b) By Licensor. Licensor shall indemnify Licensee against, and
                 -----------
     hold it harmless from, all claims, demands, actions, causes of action, proceedings, damages, losses, expenses (including legal expenses) and judgments of any kind or nature incurred by Licensee arising out of or resulting from Licensee's use of the Trademarks pursuant to and in compliance

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     with this Agreement. Licensor shall not be responsible for lost profits or damage to Licensee's goodwill which may result in the event Licensee is enjoined from using any of the Trademarks.

             (c) Right of Set-off. Upon the occurrence of any event for which
                 ----------------
     either party is entitled to indemnification by the other under the provisions of this Agreement, the party entitled to indemnification shall have all of the rights and remedies available to it at law, in equity, in bankruptcy or otherwise and, in addition, shall have the right to off-set the amount for which it is entitled to indemnification against any amount that it may at any time owe the other.

             (d) Notice. Each party agrees to promptly notify the other party
                 ------
     in the event a claim is asserted against it which may invoke any of the provisions of this paragraph.

             (e) Defenses. Once one party (the "Indemnifying Party") has taken
                 --------
     reasonable steps to defend or otherwise resolve a claim made against the other party, and so notified the other party, any legal expenses incurred by the other party after such notification shall be for its own account unless the Indemnifying Party has discontinued taking such reasonable steps to resolve said claim.

             9.  Termination.
                 -----------

             (a) By Licensor. Licensee shall be in default and Licensor may
                 -----------
     terminate, at its option, the License and all rights granted Licensee hereunder, if Licensee fails to pay any sum when due, or makes any false reports or commits any material breach of any covenant contained herein, and fails to remedy such breach within 30 days after receipt of notice from Licensor specifying the nature of the breach, provided however that if the nature of the default is curable but is such that it cannot be cured within 30 days, Licensee shall have a reasonable additional time to effect such cure, upon the condition that Licensee shall proceed diligently and continously to effect same. Licensor shall have the right to terminate the Agreement immediately upon notice in the event of a wilful breach of any covenant of this Agreement by Licensee.

             (b) By Licensee. Licensor shall be in default and Licensee may
                 -----------
     terminate, at its option, the Agreement if Licensor commits any material breach of any covenant contained herein, and fails to remedy such breach within 30 days after receipt of notice from Licensee specifying the nature of the breach.

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             (c) Continuance of Use of Trademarks. On termination or expiration
                 --------------------------------
     of the Agreement for any reason, Licensee shall have, for a period of 90 days thereafter, the right to dispose of all unsold Products embodying or bearing the Trademarks which were completed by it prior to the termination or expiration of the Term. Thereafter, Licensee agrees to discontinue use of the Trademarks and shall no longer use or have any right to use the Trademarks or any formulative thereof which may be confusingly similar to the Trademarks. After expiration of the 90-day period following termination or the expiration of the Term, any accrued and unpaid royalties for Products sold during the Term or during the 90-day period after termination or expiration of the Term shall become due and payable immediately.

             10. Ownership of Trademarks. Licensee acknowledges Licensor's
                 -----------------------
     exclusive right, title and interest in and to the registrations of the Trademarks and its sole and exclusive right to the use thereof and will not at any time do or cause to be done any act or thing contesting or in any way impairing or tending to impair any part of such right, title and interest. In connection with the use of the Trademarks, Licensee shall not in any manner represent that it has any ownership in the Trademarks or registrations thereof. Licensee acknowledges that use of the Trademarks shall not create in Licensee's favor any right, title or interest in or to the Trademarks. All uses of the Trademarks by Licensee shall inure to the benefit of Licensor.

             11. Notices. Any notices required or permitted to be given under
                 -------
     this Agreement shall be in writing and shall be personally delivered or mailed by certified or registered mail, postage prepaid, addressed to the party to be notified at its address shown at the beginning of this Agreement, or at such other address as may be furnished in writing by either party to the other. Notice delivered in compliance herewith shall be deemed delivered upon personal delivery or upon deposit with the U.S. mail, except that notice of change of address shall not be deemed delivered until actual receipt by the intended recipient.

             12.  Miscellaneous Provisions.
                  ------------------------

         (a) Governing Law. This Agreement and all rights and obligations of the
             -------------
     parties herein shall be construed and enforced in accordance with the laws of the Commonwealth of Kentucky should Licensor bring an action against Licensee based upon this Agreement, and in accordance with the laws of the State of Georgia should Licensee bring such an action against Licensor.

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             (b) Assignment. This Agreement may be assigned by Licensee in
                 ----------
     connection with a merger, consolidation or sale of substantially all the business and assets of Licensee unless said assignment is, in Licensor's reasonable judgment, to a direct competitor of Licensor. Licensee agrees to provide prompt notice to Licensor of any such assignment. The Agreement shall not otherwise be assignable by Licensee in the absence of Licensor's prior written consent. Licensor may assign this Agreement and its rights and obligations herein without the prior written consent of Licensee. Subject to the foregoing, this Agreement shall inure to the benefit of, and be binding upon, the parties and their respective successors and assigns. Any sale of assets by Licensor including the Trademarks shall be subject to the obligations of this Agreement.

             (c) Independent Contractor Relationship. The parties understand and
                 -----------------------------------
     agree that this Agreement does not create a fiduciary relationship between them, that Licensee shall be an independent contractor of Licensor and that nothing in this Agreement is intended to constitute either party as an agent, legal representative, subsidiary, joint venturer, partner, employee or servant of the other for any purpose whatsoever. During the Term, Licensee shall hold itself out to the public as an independent contractor operating pursuant to a license ageement. Licensee and Licensor understand and agree that nothing in this Ageement authorizes either to make any contract, agreement, warranty, or representation for or on behalf of the other, or to incur any debt or obligation in the other' s name.

             (d) Entire Agreement; Amendment. This Agreement constitutes the
                 ----------------
     entire agreement between Licensor and Licensee concerning its subject matter. It supersedes all prior agreements, correspondence, representations and writings regarding its subject matter. No amendment, modification or supplement of this Agreement shall be binding unless executed in writing by both of the parties hereto.

             (e) Waiver. Any failure by either party to exercise any right
                 ------
     created hereby shall not constitute a waiver by that party of such right. No waiver by either party of any provision of this Agreement shall be deemed, or will constitute, a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.

             (f) Counterparts. This Agreement may be executed in any number of
                 ------------
     counterparts, each of which shall be deemed to be an original, all of which shall constitute one and the same Agreement.

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




               IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first written above.



                                             SIMMONS U.S.A. CORPORATION

                                             By: /s/
                                                -----------------------
                                             Title:
                                                   --------------------


					     LOUISVILLE BEDDING CO.

                                             By: /s/
                                                -----------------------
                                             Title:
                                                   --------------------

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




                    EXHIBIT A TO TRADEMARK LICENSE AGREEMENT
                    ----------------------------------------

                    Trademark            Products
                    ---------            --------

                    Hide-A-Bed           Mattress Pads

                    Beautyrest           Mattress Pads
                                         Mattress Covers
                                         Pillows
                                         Quilted Pillow Shams
                                         Pillow Protectors
                                         Bed Ruffles

                              AMENDMENT NUMBER THREE TO
                   AMENDED AND RESTATED TRADEMARK LICENSE AGREEMENT

             THIS AMENDMENT NUMBER THREE TO AMENDED AND RESTATED TRADEMARK LICENSE AGREEMENT ("Amendment"), made and entered into as of the 21st day of November, 1994, by and between SIMMONS COMPANY, a Delaware corporation having its principal offices at One Concourse Parkway, Suite 600, Atlanta, Georgia 30328 ("Licensor"), and LOUISVILE BEDDING CO., a Delaware corporation having its principal offices at 10400 Bunsen Way, Louisville, Kentucky 40299 ("Licensee");

                                     WITNESSETH:
                                     ----------

             WHEREAS, Licensor and Licensee entered into a certain Trademark License Agreement dated as of April 14, 1986, which agreement was revised and restated by that certain Amended and Restated Trademark License Agreement dated as of November 28, 1990, as amended by Amendment Number One to Amended and Restated Trademark License Agreement dated as of February 15, 1993, and Amendment Number Two to Amended and Restated Trademark License Agreement dated as of April 15, 1994, (such agreement together with all such amendments being referred to hereinafter collectively as the "License Agreement");

             WHEREAS, the parties hereto desire to further amend certain terms and conditions of the License Agreement; and

             WHEREAS, Section 12(d) of the License Agreement permits the License Agreement to be amended by a writing executed by both the parties thereto, and both parties are desirous of amending certain provisions of the License Agreement;

             NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

             1.  Capitalized  Terms. Capitalized  terms  used  herein  and  not
                 ------------------
     otherwise defined herein shall have the meaning ascribed to such terms in the License Agreement.

             2.  Amendments.
                 ----------

                 (a) For purposes of amending the term "Products" as defined in Recital C on the first page of the License Agreement, the following shall be inserted beginning at line 11 of Recital C immediately following the parenthetical:

                    "sheets, pillow cases, pillow shams, textile window treatments, synthetic filled comforters and duvet covers and decorative pillows that coordinate with bedding products"

                    In addition, the following shall be inserted at line 8 of
             Recital C immediately following the words "mattress pads":

                    "(specifically excluding automatic, electric heating pads)"

               (b) Section 7(a) of the License Agreement shall be and hereby is amended by inserting the following at the end of Section
             7(a):

                    Notwithstanding the above royalty payment schedule, the parties hereto agree that royalties on sheets, pillow cases, pillow shams, textile window treatments, synthetic filled comforters and duvet covers and decorative pillows that coordinate with bedding products shall be paid by Licensee on a trial basis for a two and a half (2 1/2) year period beginning on January 1st, 1995, during which period a five-percent (5%) rate on net sales shall apply.

             3.    Affirmation of License Agreement. Except as herein expressly
                   --------------------------------
             amended, the License Agreement shall continue in full force and effect without change.

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                             SIMMONS COMPANY

                                             By: /s/ John P. Peterken
                                                 ------------------------
                                             Title: Sr. Ex. V.P.

                                             LOUISVILLE BEDDING CO.

                                             By: /s/
                                                 ------------------------
                                             Title: Sr. V.P. Finance

                               AMENDMENT NUMBER TWO TO
                   AMENDED AND RESTATED TRADEMARK LICENSE AGREEMENT

      THIS AMENDMENT TO AMENDED AND RESTATED TRADEMARK LICENSE AGREEMENT ("the Amendment") is made and entered into as of this 15th day of April 1994, by and between SIMMONS COMPANY, a Delaware corporation having its principal offices at One Concourse Parkway, Suite 600, Atlanta, Georgia 30328 ("Licensor"), and LOUISVILLE BEDDING CO., a Delaware corporation having its principal offices at 10400 Bunsen Way, Louisville, Kentucky 40299 ("Licensee"). Capitalized terms used herein and not otherwise defined herein shall have the meaning given thereto in the License Agreement, as hereinafter defined.

                                  RECITALS
                                  --------

         WHEREAS, Licensor and Licensee entered into a Trademark, License Agreement dated April 14, 1986, as amended by Amended and Restated Trademark License Agreement dated November 28, 1990 (the "License Agreement"), and by Amendment Number One, to Amended and Restated Trademark License Agreement dated February 15, 1993 (jointly the "Revised License Agreement") in which Licensor licensed to Licensee certain rights relating to Products; and

         WHEREAS, subsequent to the execution of the License Agreement and Amendment Number One, the parties have decided to amend certain terms and conditions of the License Agreement; and

         WHEREAS, Section 12(d) of the License Agreement permits the License Agreement to be amended by a writing executed by both the parties thereto, and both parties are desirous of amending certain provisions of the License Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.     Amendments.  Bed  ruffles  shall be  added  to  the  products
                ----------
     identified, in lines eight (8) through eleven (11) of RECITAL: C on the first page of the License Agreement, as being included in the term "Products". The remainder of RECITAL: C continues unchanged.

         2.     Effects on  Other Terms and Provisions.  To the extent  that the
                -----------------------------------------
     terms and provisions of the Revised License Agreement are not inconsistent with or contradictory to the revision contained herein, the parties hereto hereby ratify and confirm each and every such term and provision of the Revised License Agreement. The Revised License Agreement, as amended hereby, shall remain in full force and effect.

         IN WITNESS WHEREOF, each of the undersigned parties has caused this Amendment to be executed, intending to be legally bound thereby, by its duly authorized representative as of the day and year first written above.

                                                    SIMMONS COMPANY

                                                    By: /s/
                                                       -----------------------
                                                    Title:
                                                          --------------------

                                                    LOUISVILLE BEDDING CO.

                                                    By: /s/
                                                       -----------------------
                                                    Title:
                                                          --------------------

                              AMENDED AND RESTATED
                          TRADEMARK LICENSE AGREEMENT
                          ---------------------------


         THIS AMENDED AND RESTATED TRADEMARK LICENSE AGREEMENT ("Agreement") is made and entered into as of the 28th day of November, 1990, by and between SIMMONS COMPANY, a Delaware corporation having its principal offices at 6 Executive Park Drive, Atlanta, Georgia 30329 (hereinafter the "Licensor"), and LOUISVILLE BEDDING CO., a Delaware corporation, having its principal offices at 10400 Bunsen Way, Louisville, Kentucky 40299 ("Licensee").

         RECITALS:
         ---------

         A. Licensor and Licensee entered into a Trademark License Agreement dated April 14, 1986 (the "Former Agreement") under which Licensor granted Licensee a license to use certain trademarks in connection with certain bedding accessories.

         B. Licensor and Licensee wish to revise and restate the Former Agreement in accordance with the terms and conditions hereinafter set forth.

         C. Licensor has the sole and exclusive right to the use of the marks BEAUTYREST and BEAUTY SLEEP, as more fully described in Exhibit A hereto in connection with certain Products (as hereinafter defined) (hereinafter designated as the "Trademarks") in the fifty (50) United States and the District of Columbia (hereinafter designated as the "Territory") and the right to grant licenses to others for the use of the Trademarks. For purposes of this Agreement, the term "Products" shall include mattress pads, mattress covers, pillow protectors and standard bed pillows designed and used for sleeping (which shall exclude without limitation, decorative and health pillows); provided, however, that notwithstanding the foregoing,
                          --------- --------
     the term "Products" shall (i) include a convoluted pillow of the type currently produced and marketed by Licensee under the trademark "BEAUTYREST" and (ii) exclude any products which may be designated as containing filling material made of "Down", it being understood that "Products" shall include any product which may be designated as containing filling material made of "Feathers". For purposes of this Agreement, the terms "Down" and "Feathers" shall have the meanings set forth in Guides 1 and 6 of The Federal Trade Commission "Guides For The Feather And Down Products Industry" promulgated October 29, 1971, a copy of which is attached hereto as Exhibit B.

         D. Licensee wishes to manufacture, market, distribute and sell under the Trademarks the Products in the Territory.

         E. Licensor is willing to grant Licensee a license to manufacture, market, distribute and sell the Products under the Trademarks within the United States under the terms and conditions of this Agreement.

         AGREEMENT:
         ----------

         NOW, THEREFORE, the parties hereby agree that effective the date of this Agreement, the Former Agreement is hereby amended and restated to read in its entirety as follows:

          1.   Grant of License; Extent of License.
               ------------------------------------

           (a) Grant of License. Subject to the rights of third parties, if any,
               ----------------
     as set forth in Schedule 1 and pursuant to the terms of this Agreement, Licensee is hereby granted an exclusive license (the "License"), without the right to sublicense, for the use of the Trademarks on the Products in connection with the manufacture, sale and distribution of the Products by Licensee in the Territory. Licensee shall not use the Trademarks in connection with any item other than the Products. Licensee will limit its manufacture, sales and distribution of Products to the Territory and agrees not to sell the Products to anyone it has reason to believe is purchasing the Products for export outside thereof. Notwithstanding anything in the foregoing to the contrary, Licensee shall be entitled to subcontract others to manufacture the Products to be sold by Licensee under the Trademarks.

           (b) Extent of License. Subject to the rights of third parties, if
               -----------------
     any, as set forth in Schedule 1, Licensor shall not, nor shall it license another to, manufacture, market, distribute or sell any of the Products under the Trademarks within the Territory during the Term (as hereinafter
     defined).        Licensor,  however,  retains  the  right  to  manufacture, distribute and sell, or license others to manufacture, distribute and sell,
     1) items other than the Products under the Trademarks within or without the Territory or 2) the Products under the Trademarks outside of the Territory.

          2.   Term and Renewal.
               ----------------

           (a) Term. This Agreement commenced on April 14, 1986 and shall expire
               ------
     on December 31, 1997, unless sooner terminated as provided in paragraphs 6 or 9 of this Agreement (the "Term").

           (b) Renewal of Term. Provided that (i) Licensee has paid when due the
               ---------------
     minimum royalties provided in paragraph 7(d) during the Term and (ii) Licensee has not been in default at any time during the Term of this Agreement of any of its other obligations under this Agreement, Licensee may renew, at its option, the License for an additional term of five (5) years, through December 31, 2002 (the "Renewal Term"), by giving Licensor written notice of Licensee's election to renew the License at any time during the period January 1, 1997 through June 30, 1997. The term "Term", when used in this Agreement, shall include the Renewal Term unless the context requires otherwise.

          3.   Maintenance of Product Ouality.
               ------------------------------

          (a)  Standards. Licensee  shall manufacture,  distribute  and sell the
               ---------
     Products under the Trademarks in accordance with quality standards, specifications, directions and processes set forth by Licensee from time to time and reasonably acceptable to Licensor (the "Standards"). Notwithstanding the foregoing, the trademark "BEAUTYREST" shall be used only in connection with Products of higher quality compared to other Products distributed and sold by Licensee in the Territory, while the trademark "BEAUTY SLEEP" shall be used only in connection with Products of middle-level quality compared to other Products distributed and sold by Licensee in the Territory. The Licensee shall not sell the Products to wholesalers, jobbers or to anyone it believes is purchasing the Products for transshipment to other retailers, and all sales will be made directly to retail outlets.

          (b) Inspection.  Licensee shall permit duly authorized representatives
              ----------
     of Licensor to have access to Licensee's facilities during normal business hours for the purpose of inspecting the Products in manufacture and completed Products to determine whether the Products are in accordance with the Standards.

          (c)  Samples.  Licensee  shall  submit  to Licensor,  or  to  its duly
               -------
     authorized representative, samples of each Product which Licensee intends to sell under the Trademarks. If Licensor determines that the sample fails to comply with the Standards, Licensor must promptly notify Licensee of the deficiency within 20 days of Licensor's receipt of such sample. If Licensor fails to disapprove within the 20-day period any sample submitted to it, such sample shall be deemed to be in compliance with the Standards.

          4.   Use of Trademarks.
               -----------------

          (a)  Manner of  Trademark Usage.  Licensee agrees  that the Trademarks
               --------------------------
     shall be physically affixed or attached to the Products sold under the Trademarks in such a manner so as to at all times preserve the validity of the Trademarks, and that Licensee will not do any act that will in any way impair or adversely affect the validity of the Trademarks. Licensee agrees that it will not use any other name or trademark in association with the Trademarks, either on the Products, or in connection with the packaging in which the said Products, or in connection with any consumer advertising and publicity, which shall consist of the name of any person, firm or corporation. Licensee shall provide Licensor samples of all literature, packages, labels and labelings prepared by Licensee. If Licensor fails to object to any label, package or literature submitted to it within 20 days following receipt by it of such materials, Licensor shall be deemed to have approved such material for use by Licensee.

                                 Schedule 1
                                 ----------

   1. Agreement dated June 29, 1990 among Simmons Company, Simmons I. P., Inc. and Simmons Canada, Inc. which permits the licensee thereunder to manufacture (not sell, market or distribute) products in the United States for export to and sale in Canada under certain of the Canadian counterparts to the Trademarks.

   2. Agreement dated May 21, 1990 between Simmons Company and Compania Simmons S.A. de C.V. which permits the licensee thereunder to manufacture (not sell, market or distribute) products in the United States for export to and sale in Mexico under certain of the Mexican counterparts to the Trademarks.

                               AMENDMENT NUMBER ONE TO
                   AMENDED AND RESTATED TRADEMARK LICENSE AGREEMENT

         THIS AMENDMENT TO AMENDED AND RESTATED TRADEMARK LICENSE AGREEMENT (the "Amendment") is made and entered into as of this 15th day of February, 1993, by and between SIMMONS COMPANY, a Delaware corporation having its principal offices at One Concourse Parkway, Suite 600, Atlanta, Georgia 30328 ("Licensor") and LOUISVILLE BEDDING CO., a Delaware corporation having its principal offices at 10400 Bunsen Way, Louisville, Kentucky 40299 ("Licensee"). Capitalized terms used herein and not otherwise defined herein shall have the meaning given thereto in the License Agreement, as hereinafter defined.

                                       RECITALS
                                       --------

         WHEREAS, Licensor and Licensee entered into a Trademark License Agreement dated April 14, 1986, as amended by Amended and Restated
     Trademark License Agreement dated November 28, 1990 (the "License Agreement"), in which Licensor licensed to Licensee certain rights relating to Products; and

         WHEREAS, subsequent to the execution of the License Agreement, the parties have decided to amend certain terms and conditions of the License Agreement; and

         WHEREAS, Section 12(d) of the License Agreement permits the License Agreement to be amended by a writing executed by both the parties thereto, and both parties are desirous of amending certain provisions of the License Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.    Amendments. The License Agreement shall be and is hereby amended
               ----------
     as follows:

           (a) Section 7 of the Amended and Restated Trademark License Agreement shall be amended in respect of the period January 1 - December 31, 1993 only as follows:

         Royalty. Licensee shall pay Licensor as a royalty for the License the following percentages of the net selling price of the Products sold under the Trademarks within the Territory during the calendar year 1993:

           (a) 6% of all net sales (being an aggregate amount of individual unit sales multiplied by their respective net selling prices) to all Licensee customers other than WAL-MART STORES INC.

           (b) 3 1/2% of net sales to WAL-MART STORES INC., provided that (i) Licensee has paid to Licensor a royalty of 6% on net sales of at least US$34,700,000 in (a) above and (ii) this 3 1/2% rate shall not apply to
       any  sales  to  WAL-MART  STORES   INC.  that  are  included  in  that
       US$34,700,000 net sales figure.

      2.     Effects  on Other Terms and  Provisions. To the  extent that the
             ---------------------------------------
     terms and provisions of the License Agreement are not inconsistent with or contradictory to the revision contained herein, the parties hereto hereby ratify and confirm each and every such term and provision of the License Agreement. The original License Agreement, as amended hereby, shall remain in full force and effect.

         IN WITNESS WHEREOF, each of the undersigned parties has caused this Amendment to be executed, intending to be legally bound thereby, by its duly authorized representative as of the day and year first above written.


                                            SIMMONS COMPANY


                                        By  /s/
                                           ------------------------
                                       Its
                                           ------------------------
                                            LOUISVILLE BEDDING CO.

                                        By
                                           ------------------------
                                       Its
                                           ------------------------






                                    2

                      DOWN PRODUCTS TRADEMARK LICENSE AGREEMENT
                      -----------------------------------------

         THIS TRADEMARK LICENSE AGREEMENT ("Agreement") is made and entered into as of the 1st day of January, 1995, by and between SIMMONS COMPANY, a Delaware corporation having its principal offices at One Concourse Parkway, Suite 600, Atlanta, Georgia 30328 (hereinafter the "Licensor"), and
     LOUISVILLE BEDDING CO., a Delaware corporation, having its principal offices at 10400 Bunsen Way, Louisville, Kentucky 40299 ("Licensee").

         RECITALS:
         --------
         A. Licensor and Licensee entered into an Amended and Restated Trademark License Agreement dated November 28, 1990 (subsequently thrice amended, (No. 1) on February 15, 1993, (No.2) on April 15, 1990, and (No.
     3) on November 21, 1994) ("Non-Down Agreement") under which Licensor granted Licensee a license to use certain trademarks in connection with certain bedding accessories, excluding, however, down products.

         B. Licensor and Licensee entered into a license agreement covering certain down products on January 4, 1991 (subsequently amended (No. 1) on February 15, 1993 and (No. 2) on December 20, 1993), which license terminated on December 31, 1994.

         C. Licensor and Licensee wish to enter into a license agreement covering certain down products in accordance with the terms and conditions hereinafter set forth.

         D. Licensor has the sole and exclusive right to the use of the marks BEAUTYREST and BEAUTY SLEEP, as more fully described in EXHIBIT A hereto in connection with certain Products (as hereinafter defined) (hereinafter designated as the "Trademarks") in the fifty (50) United States and the District of Columbia (hereinafter designated as the "Territory") and the right to grant licenses to others for the use of the Trademarks. For purposes of this Agreement, the term "Products" shall include comforters, mattress covers and standard bed pillows designed and used for sleeping (which shall exclude without limitation, decorative and health pillows); provided, however, that notwithstanding the foregoing, the term "Products"
     --------   -------
     shall include only products that may be designated as containing filling material made of "Down". For purposes of this Agreement, the term "Down" shall have the meaning set forth in Guides 1 and 6 of The Federal Trade Commission "Guides For The Feather And Down Products Industry" promulgated October 29, 1971, a copy of which is attached hereto as EXHIBIT B.

         E. Licensee wishes to manufacture, market, distribute and sell under the Trademarks the Products in the Territory.

         F. Licensor is willing to grant Licensee a license to manufacture, market, distribute and sell the Products under the Trademarks within the United States under the terms and conditions of this Agreement.

         AGREEMENT:
         ---------
         NOW, THEREFORE, the parties hereby agree as follows:

          1.   Grant of License; Extent of License.
               -----------------------------------

           (a) Grant of License.  Subject to the rights of third parties, if
               ----------------
     any, as set forth in Schedule 1 hereto, and pursuant to the terms of this Agreement, Licensor hereby grants an exclusive license (the "License"), without the right to sublicense, for the use of the Trademarks on the Products in connection with the manufacture, advertising, marketing, sale and distribution of the Products by Licensee in the Territory. Licensee shall limit its manufacture, sales and distribution of Products to the Territory and shall not sell the Products to anyone it has reason to believe is purchasing the Products for export outside the Territory. In the event of any dispute between the parties to this Agreement regarding the definition of the Products, the final decision regarding such definition shall rest in Licensor's sole and absolute discretion. The rights granted to Licensee herein are limited to use on or in connection with the Products, and Licensee specifically agrees not to use the Trademarks in any manner or on any product, service or item, except as set forth in this Agreement. Notwithstanding anything in the foregoing to the contrary, Licensee shall be entitled to subcontract others to manufacture the Products to be sold by Licensee under the Trademarks.

           (b) Extent of  License. Subject to the rights of third parties, if
               ------------------
     any, as set forth in Schedule 1 hereto, Licensor shall not, nor shall it license another to, manufacture, market, distribute or sell any of the Products under the Trademarks within the Territory during the Term (as hereinafter defined). Licensor, however, retains the right to manufacture, advertise, market, distribute and sell, or license others to manufacture, advertise, market, distribute and sell, 1) items other than the Products under the Trademarks within or without the Territory or 2) the Products under the Trademarks outside of the Territory.

         2.     Term. This  Agreement shall commence  as of January 1,  1995 and
                ----
     shall expire on December 31, 1995, unless sooner terminated as provided in paragraphs 6 or 9 of this Agreement (the "Term"), or unless, extended by the mutual consent of the parties thereto, on conditions to be negotiated before December 1, 1995.

          3.   Maintenance of Product Quality.
               ------------------------------

           (a) Standards. Licensee shall manufacture, distribute and sell the Products under the Trademarks in accordance with quality standards, specifications, directions and processes set forth by Licensee from time to
     time  and   reasonably  acceptable  to   Licensor  (the  "Standards").
     Notwithstanding the foregoing, the trademark "BEAUTYREST" shall be used only in connection with Products of higher quality compared to other Products distributed and sold by Licensee in the Territory, while the trademark "BEAUTYSLEEP" shall be used only in connection with Products of middle-level quality compared to other Products distributed and sold by Licensee in the Territory. Without Licensor's prior written consent, the Licensee shall not sell the Products to wholesalers, jobbers or to anyone it believes is purchasing the Products for transshipment to other retailers, and all sales will be made directly to retail outlets.

          (b) Inspection. Licensee  shall permit duly authorized representatives
              ----------
     of Licensor to have access to Licensee's facilities during normal business hours for the purpose of inspecting the Products in manufacture and completed Products to determine whether the Products are in accordance with the Standards.

          (c) Specimens and  Samples. Upon  request  by Licensor,  but not  more
              ------------------------
     frequently than every four (4) months, Licensee shall submit to Licensor, or its duly authorized representative, not less than two (2) randomly selected production run samples of each Product which Licensee intends to sell under the Trademarks. If Licensor determines that the sample fails to comply with the Standards, Licensor must promptly notify Licensee of the deficiency within 20 days of Licensor's receipt of such sample. If Licensor fails to disapprove within the 20-day period any sample submitted to it, such sample shall be deemed to be in compliance with the Standards.

          (d) Quality Consistency. Without  the prior written  approval of
              -------------------
     Licensor, Licensee shall not sell or distribute any Product sold under the Trademarks that deviates from the Standards to a greater extent than would occur as a result of normal deviations in raw material characteristics and to a greater extent than results from manufacturing deviations that would not cause such Product to become a manufacturing "second". Notwithstanding the foregoing, pillow ticking with substandard printing may be used in the manufacturing and sale of pillows provided they are clearly marked as "Seconds" or "Irregular" before sale to the retail trade or end-consumer as applicable.

         4.   Use of Trademarks.
              ------------------

          (a) Manner  of Trademark  Usage.  Licensee agrees  that the Trademarks
              ---------------------------
     shall be physically affixed or attached to the Products sold under the Trademarks in such a manner so as to at all times preserve the validity of the Trademarks, and that Licensee shall not do any act that will in any way impair or adversely affect the validity of the Trademarks. Licensee shall not use any other name or trademark in association with the Trademarks, either on the Products, or in connection with the packaging for the Products, or in connection with any consumer advertising and publicity, which shall consist of the name of any person, firm or corporation. Licensee shall provide Licensor samples of all literature, packages, labels and labelings prepared by Licensee. If Licensor fails to object to any label, package or literature submitted to it within 20 days following receipt by it of such materials, Licensor shall be deemed to have approved such material for use by Licensee.

          (b) Reference  to Ownership.  Licensee shall use  on the Products such
              -----------------------
     legends as Licensor shall require to indicate that the Products and use of the Trademarks is pursuant to license from Licensor. All Products, labels, hangtags, packaging, advertising and the like must bear appropriate notices such as the following unless otherwise specified or agreed to by Licensor:

                 i.  BEAUTYREST(R) is a registered trademark of Simmons
                     Company; or

                ii.  "Licensed Article" manufactured  by Louisville Bedding Co.
                      under exclusive license from Simmons Company, the trademark owner.

         5.     Advertising. All advertising by Licensee in any  medium shall be
                -----------
     conducted in a dignified manner. Licensee shall have the authority to direct all advertising programs with discretion over the creative concepts, materials and media used in such a program, subject to Licensor's review. Licensee shall use its best efforts to monitor such advertising by its customers and shall terminate sales of Products to any customers which persistently misuse the Trademarks.

     6.    Infringement of Trademark: Registration of Licensee.
           ------------------------- -------------------------

           Infringement.    (i) Licensee shall apprise Licensor immediately upon
           ------------
     discovery of any possible infringement of the Trademarks, or any act of unfair competition by third parties relating to the Trademarks, whenever such infringement or act shall come to Licensee's attention. After receipt of such notice from Licensee, Licensor may, in Licensor's discretion, take such action to stop such infringement or act as Licensor may deem necessary to protect the Trademarks for use on Products within the Territory. In connection therewith, Licensee shall cooperate fully with Licensor to stop such infringement or act and, if so requested by Licensor, shall join with Licensor as a party to any action brought by Licensor for such purpose. Licensor shall have full control over any action taken, including without limitation, the right to select counsel, to settle on any terms it deems advisable in its discretion, to appeal any adverse decision rendered in any court, to discontinue any action taken by Licensor, and otherwise to make any decision in respect thereto as it in its discretion deems advisable. Licensor shall bear all expenses connected with the foregoing, except that if Licensee desires to retain its own counsel, it shall do so at its own expense. If, after deducting all expenses, including all of Licensor's reasonable counsel fees and other litigation expenses, there is a net recovery resulting from such an action, Licensee shall be entitled to damages specifically allocated to Licensee net of said expenses and fees or ten percent of said net recovery, whichever is greater.

         (ii) Licensor shall have the sole power to take or omit to take legal or other action, before any court or governmental authority or otherwise, with respect to infringement of or the protection of the Trademarks and if Licensor shall determine, in its discretion, that it would not be in the best interests of Licensor's business, viewed as a whole, to take any such action, Licensor may determine to omit from taking such action. Further, Licensor reserves the right to settle any claim asserted against it or Licensee based upon Licensee's use of the Trademarks by agreeing to an injunction with respect to the use of the Trademarks in connection with one or more of the Products.

         (iii) Prior to taking or omitting to take any action which shall affect in any manner Licensee's right to use the Trademarks under the terms of this Agreement, Licensor shall advise Licensee of Licensor's decision. If, in Licensee's reasonable judgment, its rights under this Agreement would be materially impaired as a result of Licensor's actions or omissions, Licensee shall have the option, for a period of 60 days following notice from Licensor, either to: (a) have the royalties due hereunder ratably and equitably reduced to such lower rates as the parties may agree to reflect any restriction on the scope of Licensee's rights hereunder as a result of Licensor's actions or failures so to act or to reflect diminution in the value of the license granted hereby, taking into account, among other factors, the volume of the allegedly infringing merchandise, the costs and expenses which would likely be incurred in any effort to stop such infringement, and the likelihood of success of any such effort; or (b) terminate the License and collect from Licensor all of Licensee's out-of-pocket expenses reasonably incurred in connection with the termination of this License. If, within 90 days after notice by Licensee to Licensor of Licensee's election to have the royalties reduced, the parties have not reached agreement regarding such reduction, then the issue shall be submitted to arbitration in accordance with the provisions of paragraph 6(b) hereof.

          7.   Royalty Payment; Records.
               -------------------------

           (a) Royalty.      Subject to any applicable minimum royalties payable
               -------
     pursuant to paragraph 7 (d) hereof, Licensee shall pay Licensor as a royalty for the License six (6) percent of the aggregate Net Selling Price of the Products sold in 1995 under the Trademarks within the Territory.

     "Net selling price" shall mean the invoice price less (i) quantity and cash discounts actually allowed thereon, (ii) refunds for returned items, (iii) sales and excise taxes and (iv) allowances for cooperative advertising directly relating to the Products. For purposes of this Agreement, the royalty shall accrue on the sale of the Products, and the Products shall be considered sold when billed by Licensee.

         (b) Payment of Royalty. Within 30 days after the close of each calendar
             ------------------
     quarter within the Term, Licensee shall furnish Licensor with a royalty statement showing the total number of Products sold under the Trademarks during the immediately preceding calendar quarter, listing total royalties earned by Licensor and all deductions from the gross selling price of Products as listed in paragraph 7(a). At the time of furnishing such statement, Licensee shall remit to Licensor the royalties earned as shown by such statement. The first statement shall include all Products sold under the Trademarks within the Territory between the date hereof and the
     expiration   of   the   first  full   calendar   quarter   thereafter.
     Notwithstanding the foregoing, beginning for the quarter ended March 31, 1995 and for each calendar quarter thereafter, Licensee shall pay Licensor within 30 days after the close of each such quarter the greater of (i) actual royalties earned and payable for that quarter or (ii) 25% of the minimum annual royalty specified in paragraph 7(d) hereof.

         (c) Maintenance of Records.  Licensee shall maintain and preserve,  for
             ----------------------
     at least three years after the royalty payments are made, complete records sufficient to determine royalty payments hereunder, in accordance with generally accepted accounting principles applied on a consistent basis. Licensor shall be permitted access to such records at any time during normal business hours on 30 days' prior written notice to Licensee unless Licensee objects. Upon such an objection, such access to such records shall be limited to an independent certified public accountant of Licensor's choice, the expense of which shall be shared by Licensor and Licensee equally. If an audit of Licensee's books by an independent certified public accountant shows an underpayment to Licensor of greater than three percent (3%), then in addition to the payment of the underpayment and interest, Licensee will also pay the entire costs incurred by Licensor in performing the audit.

         (d) Minimum Royalties.     The Licensee shall pay the Licensor  minimum
             -----------------
     annual royalties during the Term of the Agreement as specified herein. Such minimum royalties shall be paid on a quarterly basis within thirty (30) days of the end of each relevant calendar quarter as specified in paragraph 7(b) above. For the calendar year 1995, the minimum royalty shall be $50,000.00.

         8.  Indemnification.
             ---------------

         (a) By Licensee.      Licensee shall  indemnify Licensor against,  and
             -----------
     hold it harmless from, all claims, demands, actions, causes of action, proceedings, damages, losses, expenses (including legal expenses) and judgments of any kind or nature incurred by

     Licensor arising out of or resulting from the activities of Licensee under this Agreement, including any products liability claim.

         (b) By Licensor.    Licensor shall indemnify Licensee against, and hold
             -----------
     it harmless from, all claims, demands, actions, causes of action, proceedings, damages, losses, expenses (including legal expenses) and judgments of any kind or nature incurred by Licensee arising out of or resulting from Licensee's use of the Trademarks pursuant to and in compliance with this Agreement. Licensor shall not be responsible for lost profits or damage to Licensee's goodwill which may result in the event Licensee is enjoined from using any of the Trademarks.

         (c) Right of Set-off. Upon the occurrence of any event for which either
             ----------------
     party is entitled to indemnification by the other under the provisions of this Agreement, the party entitled to indemnification shall have all of the rights and remedies available to it at law, in equity, in bankruptcy or otherwise and, in addition, shall have the right to off-set the amount for which it is entitled to indemnification against any amount that it may at any time owe the other.

         (d) Notice. Each party agrees to promptly notify the other party in the
             ------
     event a claim is asserted against it which may invoke any of the provisions of this paragraph.

         (e) Defenses. Once one party (the "Indemnifying Party") has taken reasonable steps to defend or otherwise resolve a claim made against the other party, and so notified the other party, any legal expenses incurred by the other party after such notification shall be for its own account unless the Indemnifying Party has discontinued taking such reasonable steps to resolve said claims.

     9. Termination.
        -----------

         (a)  By Licensor.      Licensee shall be  in default  and Licensor may
              -----------
     terminate, at its option, the License and all rights granted Licensee hereunder, if Licensee fails to pay any sum when due, or makes any false reports or commits any material breach of any covenant contained herein, and fails to remedy such breach within 30 days after receipt of notice from Licensor specifying the nature of the breach; provided, however, that if the nature of the default is curable but is such that it cannot be cured within 30 days, Licensee shall have a reasonable additional time to effect such cure, upon the condition that Licensee shall proceed diligently and continuously to effect same. Licensor shall have the right to terminate the Agreement immediately upon notice in the event of a wilful breach of any covenant of this Agreement by Licensee.

         (b)  By Licensee.    Licensor shall be in default and
              -----------

     Licensee may terminate, at its option, the Agreement if Licensor commits any material breach of any covenant contained herein, and fails to remedy such breach within 30 days after receipt of notice from Licensee specifying the nature of the breach.

         (c) Continuance of  Use of Trademarks. On termination  or expiration of
             ---------------------------------
     the Agreement for any reason, Licensee shall have, for a period of 90 days thereafter, the right to dispose of all unsold Products embodying or bearing the Trademarks that were completed by it prior to the termination or expiration of the Term. Thereafter, Licensee shall discontinue use of the Trademarks and shall no longer use or have any right to use the Trademarks or any formulative thereof which may be confusingly similar to
     the Trademarks.        After expiration  of  the  90-day  period  following
     termination or the expiration of the Term, any accrued and unpaid royalties for Products sold during the Term or during the 90-day period after termination or expiration of the Term shall become due and payable immediately.

         10.  Ownership of Trademarks.          Licensee acknowledges Licensor's
              -----------------------
     exclusive right, title and interest in and to the registrations of the Trademarks and its sole and exclusive right to the use thereof and will not at any time do or cause to be done any act or thing contesting or in any way impairing or tending to impair any part of such right, title and interest. In connection with the use of the Trademarks, Licensee shall not in any manner represent that it has any ownership in the Trademarks or registrations thereof. Licensee acknowledges that use of the Trademarks shall not create in Licensee's favor any right, title or interest in or to the Trademarks. All uses of the Trademarks by Licensee shall inure to the benefit of Licensor.

         11. Sleep Galleries.       Notwithstanding anything to the  contrary in
             ---------------
     this Agreement, Licensor shall be permitted to manufacture, market, sell or distribute the Products under the Trademarks, either within or without the Territory, or otherwise, for, to or through Licensor's Sleep Gallery retail stores, whether such stores are operated and/or owned by Licensor, Licensor's authorized dealers or franchisees, or by others.

         12.  Notices. Any notices required or permitted  to be given under this
              -------
     Agreement shall be in writing and shall be personally delivered, mailed by certified or registered mail, postage prepaid, or deposited with a reputable overnight delivery service addressed to the party to be notified at its address shown at the beginning of this Agreement, or at such other address as may be furnished in writing by either party to the other. Notice delivered in compliance herewith shall be deemed delivered upon personal delivery or upon deposit with the U.S. mail or a reputable overnight delivery service, except that notice of change of address shall not be deemed delivered until actual receipt by the intended recipient.

          13.  Miscellaneous Provisions.
               -------------------------

         (a) Governing  Law: Arbitration.  Without reference  to any  provisions
             ---------------------------
     relating to conflicts of law, this Agreement and all rights and obligations of the parties herein shall be construed and enforced in accordance with the laws of the Commonwealth of Kentucky should Licensor bring an action against Licensee based upon this Agreement, and in accordance with the laws of the State of Georgia should Licensee bring such an action against Licensor. In the event that any dispute, controversy or claim arises out of or relates to this Agreement including without limitation, dispute under paragraph 6 of this Agreement arising from the parties' failure to reach agreement regarding a reduction in the royalty rate to reflect any restriction on the scope of Licensee's rights under the Agreement as a result of Licensor's decision not to take action against a third party that is infringing the Trademarks and the same cannot be settled through negotiation, the parties first shall attempt in good faith to settle such dispute by mediation administered by the American Arbitration Association under its Commercial Mediation Rules. In the event the parties are unsuccessful in resolving such dispute through mediation, the parties shall submit to arbitration in Atlanta, Georgia administered by the American
     Arbitration Association, under its Commercial Arbitration Rules before a single arbitrator if the parties shall agree upon one, or by one arbitrator appointed by each party and a third arbitrator designated by the other arbitrators. In case of any failure of a party to make an appointment of an arbitrator, or of the two arbitrators to agree upon a third arbitrator, in either such case within two (2) weeks after commencement of the arbitration, such appointment shall be made by the American Arbitration Association in Atlanta, Georgia. Unless otherwise agreed by the parties hereto, all such arbitration proceedings shall be held in Atlanta, Georgia. In any such arbitration, the parties agree that document discovery shall be permitted at the discretion of the Arbitrator, but in no event shall depositions be taken. Each party agrees to comply with any award made in any such proceeding and to the entry of a judgment in any court having jurisdiction over arbitration proceedings upon any award rendered in such proceeding. The decision of the arbitrators shall be rendered within thirty
     (30) days after the final submissions of the parties. The allocation of expenses of the arbitration, including reasonable attorney's fees, shall be determined by the arbitrator(s), or in the absence of such determination, each party shall pay its own expenses.

         (b)  Assignment.      This  Agreement  may be  assigned by  Licensee in
              ----------
     connection with a merger, consolidation or sale of substantially all the business and assets of Licensee unless said assignment is, in Licensor's reasonable judgment, to a direct competitor of Licensor. Licensee agrees to provide prompt notice to Licensor of any such assignment. The Agreement shall not otherwise be assignable by Licensee in the absence of Licensor's prior written consent. Licensor may assign this Agreement and its rights and obligations herein without the prior written consent of Licensee. Subject to the foregoing, this Agreement shall inure to the benefit of, and be binding upon, the parties and their respective successors and assigns. Any sale of assets by Licensor including the Trademarks shall be subject to the obligations of this Agreement.

         (c)  Independent Contractor  Relationship. The  parties understand  and
              ------------------------------------
     agree that this Agreement does not create a fiduciary relationship between them, that Licensee shall be an independent contractor of Licensor and that nothing in this Agreement is intended to constitute either party as an agent, legal representative, subsidiary, joint venturer, partner, employee or servant of the other for any purpose whatsoever. During the Term, Licensee shall hold itself out to the public as an independent contractor operating pursuant to a license agreement. Licensee and Licensor understand and agree that nothing in this Agreement authorizes either to make any contract, agreement, warranty or representation for or on behalf of the other, or to incur any debt or obligation in the other's name.

         (d) Entire Agreement;  Amendment.       This Agreement  constitutes the
             ----------------------------
     entire agreement between Licensor and Licensee concerning its subject matter. It supersedes all prior agreements, correspondence, representations and writings regarding its subject matter. No amendment, modification or supplement of this Agreement shall be binding unless executed in writing by both of the parties hereto.

         (e) Waiver. Any failure by either party to exercise any right created hereby shall not constitute a waiver by that party of such right. No waiver by either party of any provision of this Agreement shall be deemed, or will constitute, a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.

         (f) Severability of Provisions. If any provision of this Agreement is
             --------------------------
     held to be illegal, invalid or unenforceable under present or future laws, such provisions shall be fully severable. The Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provisions had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the legal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid or enforceable.

         (g)  Counterparts. This  Agreement may  be  executed in  any number  of
              ------------
     counterparts, each of which shall be deemed to be an original, all of which shall constitute one and the same Agreement.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first written above.

                                                SIMMONS COMPANY


                                                By:  /s/
                                                   ------------------------
                                                Title:
                                                       --------------------

                                                LOUISVILLE BEDDING CO.


                                                By:  /s/
                                                   ------------------------
                                                Title:
                                                       --------------------

                                      Schedule 1
                                      ----------

     Agreement dated June 29, 1990 among Simmons Company, Simmons I. P., Inc. and Simmons Canada, Inc. which permits the licensee thereunder to manufacture (not sell, market or distribute) products in the United States for export to and sale in Canada under certain of the Canadian counterparts to the Trademarks.

     Agreement dated May 21, 1990 between Simmons Company and Compania Simmons S.A. de C.V. which permits the licensee thereunder to manufacture (not sell, market or distribute) products in the United States for export to and sale in Mexico under certain of the Mexican counterparts to the Trademarks.

                               Exhibit A


     Trademark Name     Registration No.     Registration Expiration
     --------------     ----------------     -----------------------

     BEAUTYREST             512,535             July 19, 2009

     BEAUTY SLEEP         1,198,771             June 22, 2002